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                                                                      EXHIBIT 23








                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-62861) of our report dated February 4, 2000, with respect to the consolidated financial statements of Associates Corporation of North America included in the Annual Report (Form 10-K) for the year ended December 31, 1999.


                                                    /s/ ERNST & YOUNG LLP


Dallas, Texas
March 9, 2000